EXHIBIT 99.1

©2006 Schawk, Inc.  All rights reserved.
Investor Presentation
November 2006

©2006 Schawk, Inc.  All rights reserved.
Forward Looking Statement
Certain statements in this presentation are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of
1934, as amended and are subject to the safe harbor created thereby.
These statements are made based upon current expectations and beliefs that are subject to risk and uncertainty. Actual results might differ materially from those contained in the forward-looking statements because of factors, such as, among other things, the strength of the United States economy in general and specifically market conditions for the consumer products industry, the level of demand for Schawk's services, loss of key management and operational personnel, our ability to implement our growth strategy, successful completion and integration of this acquisition and other potential acquisitions, if any, the stability of state, federal and foreign tax laws, our ability to identify and exploit industry trends and to exploit technological advances in the imaging industry, our ability to continue to implement our restructuring plan, the stability of political conditions in Asia and other foreign countries in which we have production capabilities, terrorist attacks and the U.S. response to such attacks, as well as other factors detailed in Schawk, Inc.'s filings with the Securities and Exchange Commission.

©2006 Schawk, Inc.  All rights reserved.
Who We Are
One of the world’s largest independent brand image solutions companies
Founded in 1953 – public since 1995 (NYSE:SGK)
$614 million in revenue for 2005
Global presence with over 3,800 employees in 12 countries
across 4 continents
151 locations including 95 on-site at customer locations
(we are the only company with a presence in Asia)
34 of the Fortune 100 Companies are Schawk client-partners

©2006 Schawk, Inc.  All rights reserved.
Who We Are
Schawk is a global business that makes brand messaging more
efficient, more predictable and more profitable to our clients.
We achieve this by providing a range of marketing execution
services and solutions that include:
–
creative design
–
image development
–
implementation
–
process management

©2006 Schawk, Inc.  All rights reserved.
Schawk’s Value Proposition:
Integrated Solutions
CREATIVE
DEVELOPMENT
PRODUCTION
EXECUTION
Pre-Press
Media
Fulfillment
Planning
Messaging
Strategic
Design
Retouching
&
 3D Imaging
Content
Creation
Workflow  Management
Technology
Global Solutions
Local Management
Color Management
Digital Asset Management
Marketing Strategy	Brand Strategy	Image Enhancement	Extension	Scanning	File Distribution	KPI Reporting
Message Generation	Naming	Rendering	Production Art	Assembly	Print Management	Ad Effectiveness
Campaign/ Resource/ Logistics Plan	Package Design	Structural	Adaptation	Fingerprinting	Large Format
	Brand Standards		Localization	Trapping
Engraving

SCHAWK

Coca-Cola	The Home Depot	Bayer	DDB
Kellogg's	SAFEWAY Ingredients for life.	gsk GlaxoSmithKline	DRAFT FCB GROUP
P&G	Sears	Johnson & Johnson	OGILVY & MATHER
Unilever	WAL★MART	Pfizer	Saatchi & Saatchi

©2006 Schawk, Inc.  All rights reserved.
RETAIL
CPG
PHARMA
ADVERTISING
Primary Industries Served

©2006 Schawk, Inc.  All rights reserved.
*Some companies have multiple on-site locations
UK (4)
Spain (1)
Belgium (1)
USA (37)
Canada (3)
Mexico (1)
China (3)
Australia (2)
India (1)
Japan (1)
Malaysia (1)
Singapore (1)
Client on-sites
(52*)
(32)
(11)
Offices
NORTH AMERICA
EUROPE
ASIA PACIFIC
Unique Global Reach

©2006 Schawk, Inc.  All rights reserved.
STRATEGY
REASONS TO CHOOSE SCHAWK
TOOLS TO EXECUTE STRATEGY
Platform Positioned For Growth
Acquire new clients and expand
offerings to existing clients
Capitalize on enhanced platform
Match services to client needs
provide complete
Broad service offering – ability to
solution
Geographic reach – the only
company able to address clients’
local, regional and global service
needs
Focus on creative services
provides access to a higher level
of management
Global Platform
Breadth of Services

©2006 Schawk, Inc.  All rights reserved.
Strategic Growth
We Are Ahead Of Our 5-year Plan
Announced May 2003
Achieve average 20% annual top line growth over 5-years
consisting of organic and acquisition growth
Achieve low to mid-teen operating margin percentages
Achieve mid-teen percentage average annual growth over
5-years
Achieve vision to provide comprehensive, or integrated solutions, to industry leading clients on a global basis

©2006 Schawk, Inc.  All rights reserved.
2007 Focus
Continue our strategy of acquiring, integrating and operating companies
Strong, motivated management focused on capitalizing on
opportunities with new and existing clients
Confidence in our ability to achieve real cost & operating
synergies
Stronger infrastructure will drive top and bottom line growth
Focus on best-practice solutions that deliver against client needs

©2006 Schawk, Inc.  All rights reserved.
2007 Focus (continued)
Implement 5 New Business Objectives
Enhance/leverage our global presence and offering
Drive enterprise-wide executional excellence while relentlessly pursuing innovation
Build a knowledge-based employee team to deliver global
integrated solutions to our clients
Improve overall dialogue, collaboration, and interaction with clients
Develop, fund and implement a corporate marketing effort

©2006 Schawk, Inc.  All rights reserved.
Investment Opportunity
$30 billion global market
Schawk more than doubled in size from 2004 due to two major
acquisitions at the beginning of 2005
Internal growth engine is delivering results
Expanding global coverage
Dominant industry share
–
 packaging, advertising & promotion
Infrastructure that meets both global and regional client needs
Creating superior solutions and high ROI for clients

©2006 Schawk, Inc.  All rights reserved.
SCHAWK'S
 FOCUS
Publishing &
Other
$15.0
Packaging
$6.0
Advertising
$9.0
Serving a $30 Billion
Global Market
Source: Company estimate
Leader In Fragmented Market
Market Dynamics:
Majority of market participants
are single location, niche firms
with revenues of less than $20m
Increasing focus on POS
marketing strategies
Image changes and ad spending
drive growth
Increasingly technology intensive
Clients reducing marketing staff
and outsourcing function
Clients increasingly seeking
global solutions

©2006 Schawk, Inc.  All rights reserved.
Financial Overview

©2006 Schawk, Inc.  All rights reserved.
Long Term Performance
Over the past 10 years, Schawk has grown sales at a 20%
compounded average annual growth rate for the period ended
December 31, 2005.
An investment in Schawk stock 10 years ago at $8.12 per share would have resulted in a 15% compounded average annual return
(including dividends) for the period ended December 31, 2005.
Note: Historical performance is not necessarily indicative of future performance

©2006 Schawk, Inc.  All rights reserved.
EBITDA1
2002-2006 CAGR=23%
$87.0
$50.5
$39.0
$36.6
$85.0
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
1 EBITDA is net income plus income taxes,
   interest, depreciation and amortization (Non-GAAP)
2 FYE 2002 EBITDA amount is before restructuring
   charges (Non-GAAP)
3 FYE 2005 EBITDA amount excludes acquisition
   integration expenses (Non-GAAP) and discontinued
   operations
4 FYE 2006 Estimate includes acquisition integration
   expenses
Strong Cash Flow Generator
($ in millions)
Proven ability to manage
operations through all market
conditions
A flexible business model that
enables Schawk to quickly
address workflow needs without
additional hiring
Strong financial discipline and
expense controls
       2                                              3
                                                                           4

©2006 Schawk, Inc.  All rights reserved.
REVENUEMIX
56% -Packaging
33% - Advertising/Retail
10% - Entertainment
  1% - Other
PRE-ACQUISITIONS
2004 REVENUES – $238.3 MILLION
POST-ACQUISITIONS
2006 REVENUE EST. – $540 MILLION
REVENUE  MIX
90% -  Packaging
9% - Advertising/Retail
1% - Other
GEOGRAPHY
95% - NorthAmerica
  5% - Asia
GEOGRAPHY
80% - North America
16% - Europe
  4% - Asia
1%
  Diversifies revenue — reduces cyclicality
  Expands geographical presence into European
market
Impact Of Transaction

©2006 Schawk, Inc.  All rights reserved.
SALES CAGR= 48.9%
OPERATING INCOMECAGR=38.0%
NET INCOME CAGR= 31.7%
DILUTED EPS CAGR= 22.4%
Amounts are as reported
(1)  FYE 2002 operating income amount is before restructuring charges; FYE 2005 operating income is before acquisition integration expenses (Non-GAAP)
(2)  FYE 2002 net income and EPS amounts are before restructuring charges and minority interest; FYE 2003 net income and EPS amounts are before non-recurring items; FYE 2005 net income and EPS amounts are before acquisition integration expenses (Non-GAAP)
$614.5
$238.3
$201.0
$186.2
$0.0
$200.0
$400.0
$600.0
$800.0
2002
2003
2004
2005
$64.9
$37.8
$27.5
$24.7
$0.0
$25.0
$50.0
$75.0
2002
2003
2004
2005
1
1
$0.71
$0.74
$1.01
$1.30
$0.00
$0.50
$1.00
$1.50
2002
2003
2004
2005
2
2
2
$35.0
$22.7
$16.2
$15.3
$0.0
$10.0
$20.0
$30.0
$40.0
2002
2003
2004
2005
2
2
2
($ in millions)
($ in millions)
($ in millions)
Historical Results

©2006 Schawk, Inc.  All rights reserved.
(1)  The 2005 period includes acquisition integration expenses of $2.0 million.
Excluding these expenses, operating income would have been $17.0 million and operating margin percentage would have been 11.2%
(amounts in millions, except per share amounts)
Q3 2006
Q3 2005
Net Sales
134.8
$
151.6
$
-11.1%
Operating income
 (1)
15.8
15.0
5.3%
Operating margin
(1)
11.7%
9.9%
1.8
Interest expense, net
2.6
2.1
23.8%
13.2
12.9
2.3%
Income taxes
5.0
4.8
4.2%
Income from continuing operations
8.2
8.2
Income (loss) from discontinued operations
-0.1
0.6
nm
Net income
8.1
$
8.8
$
Earnings per share from
continuing operations, fully
diluted
0.30
$

0.29
$

3.4%
% of Change
Pre-tax income from continuing operations
September 30, 2006
Income Statement

©2006 Schawk, Inc.  All rights reserved.
(1) The 2006 period includes non-recurring income from reversal of reserve for litigation in Q2 2006 of $2.1 million.  The 2005 period includes acquisition integration expenses of $3.8 million.  Excluding these expenses, the 2005 operating income would have been $44.8 million and operating margin percentage would have been 10.8%.
(amounts in millions, except per share amounts)
Nine Months
2006
Nine Months
2005
Net Sales
408.6
$
416.1
$
-1.8%
Operating income
 (1)
43.7
41.0
6.6%
Operating margin
(1)
10.7%
9.9%
0.8
Interest expense, net
7.8
5.7
36.8%
-
0.5
nm
Pre-tax income from continuing operations
35.9
35.8
0.3%
Income taxes
13.6
13.4
Net income
21.9
$
22.2
$
-1.4%
Earnings per share from
continuing operations, fully
diluted
0.81
$
0.84
$

-3.6%
%of Change
1.5%
Other income
Income from continuing operations
22.3
22.4
-0.4%
Loss on discontinued operations, net of tax
-0.4
-0.2
nm
September 30, 2006
Income Statement

©2006 Schawk, Inc.  All rights reserved.
LIABILITIES &
STOCKHOLDER’S EQUITY
Accounts payable                                                          $     20.2
Accrued expenses                                                               52.4
Income taxes payable                                                         22.8
Total current liabilities                                               $     95.4
Long term debt                                                                  151.4
Other liabilities & deferred taxes                                      45.6
Stockholders’ equity                                                         258.6
Total liabilities and total                                             $  551.0
        stockholders’ equity
Note: September 30, 2006 financial statements are unaudited
ASSETS
September 30, 2006
Balance Sheet
Cash                                                                              $     7.3
Accounts receivable                                                      125.2
Inventory                                                                             28.2
Other                                                                                   26.6
Total current assets                                                 $ 187.3
PP&E, net                                                                          75.5
Goodwill                                                                          247.6
Other                                                                                  40.6
Total assets                                                               $ 551.0

©2006 Schawk, Inc.  All rights reserved.
Nine Months Ended
September 30, 2006
Items Impacting Revenue
Sold discontinued operations effective February 28, 2006
Experienced lower revenue from largest retail client and from entertainment industry accounts
General marketplace softness during the first nine months of 2006 versus a strong 2005
Lower revenues due to closed facilities

©2006 Schawk, Inc.  All rights reserved.
Nine Months Ended
September 30, 2006
Items Impacting Operating Income
Losses in Europe and at an acquired east coast facility
(closed June 30, 2006) and lower results with entertainment
accounts

Additional month of selling, general, and administration
expenses from Seven operations
Stock option expense
Acquisition integration expense

©2006 Schawk, Inc.  All rights reserved.
Nine Months Ended
September 30, 2006
Key Items For Q4 2006 and 2007
New business already announced in 2006 expected to generate $3 to $4 million in Q4 2006 and $20-25 million of additional revenue in 2007
Safeway business (integrated offering) continues to grow
Restructuring charge of $0.03 cents to $0.05 cents per share in
Q4 2006 for European restructuring
Active pipeline of acquisition candidates expected to result in more acquisitions in 2007

©2006 Schawk, Inc.  All rights reserved.
Business Awards
Expected to generate $20-25 million of additional revenue in 2007:
Nine Months Ended
September 30, 2006
Coca-Cola
Dial
Fortune Brands
General Mills
Home Depot
Johnson & Johnson
Kellogg’s
Motorola
Procter & Gamble
Revlon
Unilever

SCHAWK

The Coca-Cola Company

REVLON

Johnson & Johnson

©2006 Schawk, Inc.  All rights reserved.
Recent 2006 Client Wins
Expanded Relationship:
Global Business Growth
Anthem Awarded 2008 Beijing Olympics–All Packaging
Schawk Provides All Production Services–North American
Packaging
Piloting European Solution–Establishing Scope of Work
New Relationship:
Design thru Production Art
Anthem Awarded Strategic Design Agency of Record
Schawk Providing Production Services and Creative
Re-touching
Schawk Digital Solutions (BLUE) Enables Efficient
Deployment
Expanded Relationship:
Schawk Awarded All But 1 Category Of J&J Consumer
Brands 2006
Anthem Awarded Design Adaptation
Schawk Digital Solution (BLUE) Piloted 2006/2007

SCHAWK

2005 Forbes
BEST SMALL COMPANIES

BusinessWeek
HOT GROWTH
The 100 Best Small Companies

BEST
WORKPLACE
in the AMERICAS

©2006 Schawk, Inc.  All rights reserved.
Investor Highlights
Recognized as one of America’s Best 200 Small Companies  2004, 2005 and just announced, #72 in 2006!
Listed by Business Week as one of the 100 Best Small Companies in 2004 and 2005  “Hot Growth” issue.
Schawk, Inc. was named the Best of the Best Workplace in the Americas in the graphic arts industry by Printing Industries of America. We also earned recognition in 2001, 2003 and 2005 as a Best Workplace.

©2006 Schawk, Inc.  All rights reserved.
Leader In
Fragmented
Market
Unique
Client
Relationships
Compre-
hensive
Service
Offering
Platform
Positioned
For Growth
Strong
Cash
Flow
Generator
Unmatched
Global
Capabilities
Investor Highlights (continued)

©2006 Schawk, Inc.  All rights reserved.
Thank You!